SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITES EXCHANGE ACT OF 1934

                                  JUNE 22, 2002
                        (Date of earliest event reported)

                             AUTOCORP EQUITIES, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                                        87-0522501
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
   incorporated organization)

                                    000-15216
                            (Commission File Number)

                            300 N. Coit Rd, Suite 830
                             Richardson, Texas 75080
                    (Address of principal executive offices)

                                  (972)231-6204
              (Registrant's telephone number, including area code)

In this report, the words we, our, ours, us, Company, and us refer only to AutoCorp Equities, Inc. They do not include any of our subsidiaries unless we specifically refer to them.

Item 1.  Changes in Control of Applicant - N/A

Item 2.  Acquisition or Disposition of Assets - N/A

Item 3.  Bankruptcy or Receivership - N/A

Item 4.  Changes in Registrant's Certifying Accountant - N/A

Item 5.  Other Events

     Mr. Charles Norman, Director, President and Chief Executive Officer of AutoCorp Equities, Inc., has resigned effective June 22, 2002 for personal health reasons.

     He is replaced immediately as Director, President and Chief Executive Officer by James Parmley, President of AutoCorp Financial Services, a wholly - owned subsidiary of AutoCorp Equities, Inc.

Item 6.  Resignation of Registrant's Directors - N/A

Item 7.  Financial  Statements,  Pro  Forma Financial Information and Exhibits -
         N/A


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date:  June 25, 2002                                    AUTOCORP EQUITIES, INC.

                                                        (Registrant)


                                                          /s/ Jerry Hamilton
                                                         -----------------------
                                                         Jerry Hamilton
                                                         Chief Financial Officer